Exhibit 99.1

ACI WORLDWIDE, INC. 120 BROADWAY, SUITE 3350 NEW YORK, NEW YORK 10271-0002 WWW.ACIWORLDWIDE.COM
ACI Worldwide to Speak at William Blair Emerging Growth Stock
Conference in New York and Updates Guidance for Calendar Year 2009
     (New York, N.Y. — October 5, 2009) — ACI Worldwide, Inc. (Nasdaq: ACIW), a leading international provider of electronic payments software and solutions, announced that it will be presenting at the William Blair Emerging Growth Stock Conference at the Waldorf- Astoria Hotel in New York today at 2:00 pm EDT. Our presentation will be webcast via www.aciworldwide.com/investorrelations.
     ACI Worldwide, Inc. has also updated its guidance metrics for the calendar year 2009. The company now anticipates GAAP operating income improvement of approximately 5-10% above the previously disclosed $35 million, a potential decrease of up to 2% in GAAP revenues of $415 million driven by timing risk related to approximately 5-8% in Sales bookings of $450 million in the second half of the year.
Forward-Looking Statements
This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements regarding the expectations and assumptions regarding 2009 sales, GAAP revenues and GAAP operating income.
Forward-looking statements can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statement, and our business, financial condition and results of operations could be materially and adversely affected. In addition, we disclaim any obligation to update any forward-looking statement after the date of this press release.
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, risks related to the global financial crisis, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets, our restructuring efforts, the restatement of our financial statements, consolidation in the financial services industry, changes in the financial services industry, the accuracy of backlog estimates, material weaknesses in our internal control over financial reporting, our tax positions, volatility in our stock price, risks from operating internationally, increased competition, our offshore software development activities, the performance of our strategic product, BASE24-eps, the maturity of certain legacy retail payment products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our legacy retail payment products, demand for our products, our alliance with IBM, our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches, governmental regulations and industry standards, our compliance with privacy regulations, system failures, the protection of our intellectual property, future acquisitions and investments and litigation. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.
     About ACI Worldwide, Inc.
     ACI Worldwide is a leading provider of electronic payments software and services to major banks, retailers and processors around the world. The company enables online payment processing, online banking, fraud prevention and detection, and back-office services. ACI solutions provide market-leading levels of reliability, manageability and scale, to more than 800 customers in 88 countries. Visit ACI Worldwide at www.aciworldwide.com.
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For more information contact:
Tamar Gerber
Vice President, Investor Relations & Financial Communications
Telephone — 646-348-6706
Email Address- tamar.gerber@aciworldwide.com